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Exhibit 10.8

THIS NOTE AND THE COMMON STOCK OF THE COMPANY ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER ANY STATE SECURITIES LAWS AND HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THIS NOTE AND THE COMMON STOCK OF THE COMPANY ISSUABLE UPON THE CONVERSION OF THIS NOTE MAY NOT BE SOLD, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER CONCURRED IN BY COUNSEL FOR THE COMPANY THAT REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

                                MAJOR TREES CORP.
                                 PROMISSORY NOTE


$50,000                                              Issue Date: August 16, 2004

         FOR VALUE RECEIVED, Major Trees Corp., a Nevada corporation (the "COMPANY"), hereby promises to pay to the order of STANFORD GOULDING AS TRUSTEE FOR SURVIVOR'S TRUST (the "HOLDER") in lawful money of the United States at the address of the Holder set forth below, the principal amount of Fifty Thousand Dollars ($50,000), with simple interest at the rate of ten percent (10.0%) per annum with an additional bonus of 50,000 options of Common Stock good for 10 years at a strike price of $0.30 per share (the current price of the Common Stock in the last private placement).

         Interest will be calculated on a 365-day year for the actual number of days elapsed and shall commence on the Issue Date and continue on the outstanding principal until paid in full or converted as provided below.

         1. PURCHASE TERMS. This note (the "NOTE") is issued pursuant to the terms outlined below and dated August 16, 2004.

         o    This note is a twenty-four month note
         o The note carries monthly interest payments due on the 15th of each month
         o    A $50,000 balloon of the principal is due on August 15, 2006.
         o There is also an additional bonus of 50,000 options of Common Stock good for 10 years at a strike price of $0.30 per share (the current price of the Common Stock in the last private placement).

         2. MATURITY DATE. The entire outstanding principal balance of this Note, and any unpaid accrued interest, shall be due and payable in full on the date that is 24 months from the Issue Date first set forth above (the "MATURITY DATE") unless prepaid or converted by the Holder prior to the Maturity Date pursuant to the terms of this Note. Interest payments shall be made on a quarterly basis.

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         4. DELIVERY OF CERTIFICATE(S). Within ten (20) days from the signing of this note, the company shall deliver to the Holder a certificate or certificates representing the number of options of Common Stock that the Holder is entitled to receive under the terms of this note if applicable.

         5. FRACTIONAL SHARES. In the event this Note contains Common Stock option provisions above, no fractional shares will be issued in connection with such options. In lieu of fractional shares, which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the Conversion Price.

         6. REGISTRATION RIGHTS. When the Company registers any of its securities for its own account or for the account of other security holders of the Company on registration form SB-2, the Company shall include such registration the Common Stock options issuable under the terms of this Note.

         7. PAYMENT. All amounts payable hereunder shall be paid by the Company in immediately available and freely transferable funds at the place designated by the Holder to the Company for such payment.

         8. ASSIGNMENT. This Note is not assignable, negotiable, or transferable by the holder unless (i) a registration statement with respect to this Note is effective under the Securities Act of 1933, as amended, and any applicable state securities law requirements have been met, or (ii) exemptions from the registration requirements under the Securities Act of 1933, as amended, and the registration or qualification requirements of applicable state securities law are available.

         9. SUCCESSORS AND ASSIGNS. All covenants, agreements and undertakings in this Note by or on behalf of any of the parties shall bind and inure to the benefit of the respective successors and assigns of the parties whether so expressed or not.

         10. SEVERABILITY. If any provision of the Note is held to be illegal, invalid or unenforceable under any present or future law, then: (i) such provision, or any portion thereof, shall be fully severable; (ii) this Note will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; (iii) the remaining provisions of this Note shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or its severance from this Note; and (iv) in lieu of such illegal, invalid or unenforceable provision there will automatically be added as a part of this Note a legal, valid and enforceable provision on terms as substantially similar as possible to the terms of the illegal, invalid or unenforceable provision.

         11. AMENDMENT. This Note and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.

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         12. GOVERNING LAW. The terms of this Note shall be construed in accordance with the laws of the State of Nevada as applied to contracts entered into by Nevada residents within the State of Nevada, which contracts are to be performed entirely within the State of Nevada.

         13. NOTICE. Any notice or other communication provided for under this Note shall be in writing and shall be sent by (a) personal delivery, (b) registered or certified mail (return receipt requested) or (c) nationally recognized overnight courier service, to Company or to the Purchaser at their respective addresses set forth on the signature pages of the Agreement. A notice or other communication shall be deemed to have been duly received (a) if personally delivered, on the date of such delivery, (b) if mailed, on the date set forth on the signed return receipt or (c) if delivered by overnight courier, on the date of actual delivery (as evidenced by the receipt of the overnight courier service).

         14. COLLATERAL. The Company agrees to provide 7,500 trees on the Major Trees Arizona Farm as collateral for this note and agreement. The trees will be secured by UCC-1 filing within 20 days of the signing of this note, filed by the Company in the state of Arizona.


         IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.


                                     MAJOR TREES CORPORATION


                                     By:  /s/ KIRK FISCHER
                                          ----------------
                                     Name:    KIRK FISCHER
                                              ------------
                                     Title:   CEO
                                              ---

                                     Date:    AUGUST 16, 2004
                                              ---------------


                                     Lender:

                                     By:  STANFORD GOULDING AS TRUSTEE FOR:
                                          ---------------------------------
                                     Name:  GOULDING SURVIVOR'S TRUST
                                            -------------------------
                                     Signature:  /s/ STANFORD GOULDING TRUSTEE
                                                 -----------------------------
                                     Date:  AUGUST 16, 2004
                                            ---------------

[HANDWRITTEN] AMENDMENT:
MAJOR TREES IS INSTRUCTED TO PUT ALL STOCK OPTIONS IN JOINT TENANTS WITH RIGHT OF SURVIVORSHIP IN THE NAMES OF STANFORD GOULDING AND BARBARA GOULDING.

                                                   /s/ STANFORD GOULDING
                                                   /s/ BARBARA GOULDING
                                                   AUGUST 16, 2004


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